UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

Southport Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Grand Avenue Del Mar, California	92014
(Address of principal executive offices)	(Zip Code)

(917) 503-9722

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORT.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	PORT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORT.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the definitive proxy statement filed by Southport Acquisition Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2023 (the “Proxy Statement”), which the Company first mailed on or about May 22, 2023 to its stockholders of record as of May 12, 2023, the Company expects to hold a special meeting of stockholders on June 9, 2023 (the “Special Meeting”) to consider and approve an extension of time for the Company to consummate an initial business combination from June 14, 2023 to September 14, 2023, or at the election of the board of directors of the Company (the “Board”), March 14, 2024, in six separate additional one-month extensions (the “Extension” and such proposal, the “Extension Amendment Proposal”).

The Company has determined to supplement the disclosure in the Proxy Statement as described below in order to provide additional information to its stockholders. The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement. All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement.

Supplemental Disclosures to Proxy Statement

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by “covered corporations” occurring on or after January 1, 2023. Because we are a Delaware corporation and our securities are trading on the New York Stock Exchange, we are a “covered corporation” for this purpose. The excise tax is imposed on the covered corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the “fair market value” of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The Treasury recently issued interim guidance that redemptions in connection with a SPAC liquidation would not be subject to the excise tax under certain circumstances. In addition, redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. The investment management trust agreement that governs the Trust Account provides that we may use accrued interest earned on the funds held in the trust account for any tax obligations, which would include any excise tax.

In the event that the Extension Amendment Proposal is approved and implemented as described in the Proxy Statement, our public stockholders will have the right to require us to redeem their public shares. Whether and to what extent the Company would be subject to the excise tax in connection with such redemption or any other repurchase of our public shares in connection with an initial business combination, liquidation or otherwise in the future will depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury.

In the event that the Extension Amendment Proposal is approved and implemented as described in the Proxy Statement, funds in the Trust Account, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any redemptions that occur prior to or in connection with a business combination or liquidation of the Company. If the Company completes a business combination, because the excise tax would be payable by the Company (following the business combination) and not by the redeeming holder or out of the Trust Account, the payment of the excise tax would reduce cash available to the Company for ongoing operations following the completion of the business combination (and if the Company does not complete a business combination, the Company would seek to obtain alternative funds if necessary to pay any excise tax incurred by the Company with respect to any redemptions).

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements in this filing about the Company that are not historical facts are forward-looking statements based on the Company’s current expectations, assumptions, estimates and projections. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements are based on our current expectations, which may not prove to be accurate. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target” and similar expressions are intended to identify forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the approval by the Company’s stockholders of the Extension Amendment Proposal, the Company’s inability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension Amendment Proposal. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement to consider and vote upon the Extension Amendment Proposal and other matters, and, beginning on or about May 22, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the May 12, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension Amendment Proposal, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC at (800) 662-5200 (toll free) or (203) 658-9400 (bank and brokers can call collect).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southport Acquisition Corporation

Date: June 1, 2023	By:	/s/ Jeb Spencer
		Name:	Jeb Spencer
		Title:	Chief Executive Officer